UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2004

CREATIVE VISTAS, INC.

(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Forbes Street

Units 8-10

Whitby, Ontario, Canada L1N 9T3

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On November 24, 2004, the Company issued a press release announcing financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 8.01 Other Events

On November 30, 2004, the Company issued a press release announcing a three-for-one forward stock split. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1

Press Release of Creative Vistas, Inc. dated November 24, 2004

99.2

Press Release of Creative Vistas, Inc. dated November 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date:  December 1, 2004

By:

/s/ Sayan Navaratnam

Sayan Navaratnam

CEO